SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 11, 2003

FPB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-33351	65-1147861
(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

1301 SE Port St. Lucie Boulevard

Port St. Lucie, FL 34952

(address of principal executive offices)

Registrant’s telephone number: (561) 398-1388

ITEM 12.    Results of Operations and Financial Condition

On August 13, 2003, FPB Bancorp, Inc. issued a report to its shareholders, summarizing its financial performance for the six month period ending June 30, 2003. A copy of the report is furnished as Exhibit 99.1.

Date: August 14, 2003

FPB Bancorp, Inc. (Registrant)

By:	/s/ Nancy E. Aumack
Nancy E. Aumack Chief Financial Officer